UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 4, 2014
Date of report (Date of earliest event reported)

SEI Investments Company
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10200	23-1707341
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of principal executive offices) (Zip Code)
(610) 676-1000
(Registrants’ telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.
The Audit Committee of the Board of Directors (the “Audit Committee”) of SEI Investments Company (the “Company”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2014.
As a result of this process, on March 4, 2014, acting upon the recommendation of its Audit Committee, the Company appointed KPMG LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 2014 and dismissed PricewaterhouseCoopers LLP ("PwC") from that role.
The audit reports of PwC on the consolidated financial statements of the Company for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of PwC on the effectiveness of internal control over financial reporting as of December 31, 2013 and 2012 did not contain any adverse opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through March 4, 2014, there were: (1) no "disagreements" as that term is defined in Item 304(a)(1)(iv) of Regulation S-K between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company provided PwC with a copy of the disclosures in this Current Report on Form 8-K and has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01. A copy of the letter dated March 7, 2014 is filed as Exhibit 16.1 to this Form 8-K.
During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through March 4, 2014, the Company did not consult KPMG LLP regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and KPMG LLP did not provide any written report or oral advice that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a “disagreement” as that term is defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K or “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Number	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI INVESTMENTS COMPANY

Date:	March 7, 2014	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number    Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.